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                                                                  EXHIBIT 10


                                 ARTHUR ANDERSEN LLP




                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-19946 for Hartford Life Insurance Company Separate Account Two (DC Variable Account-II) on Form N-4.


                                                  /s/ Arthur Andersen LLP


Hartford, Connecticut
April 13, 1998